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                                                               EXHIBIT 10.2



                              CUSTODIAN AGREEMENT

     CUSTODIAN AGREEMENT (the "Agreement") dated as of June 17, 1997 among GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (the "Purchaser"), FIRST MERCHANTS ACCEPTANCE CORPORATION as seller under the Purchase Agreement (as defined below) (in such capacity, the "Seller"), and as servicer under the Servicing Agreement (as defined below) (in such capacity, the "Servicer") and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, in its capacity as custodian hereunder (the "Custodian").

     WHEREAS, the Purchaser intends to purchase from the Seller certain retail installment sale contracts (the "Receivables") secured by automobiles, vans and light-duty trucks (the "Financed Vehicles") pursuant to the terms and conditions of a Receivables Purchase Agreement, dated as of June 17, 1997 (the "Purchase Agreement"), between the Seller and the Purchaser; and

     WHEREAS, the Purchaser will purchase Receivables on a servicing released basis and has arranged for the Receivables to be serviced pursuant to the terms and conditions of a Servicing Agreement, dated as of June 17, 1997 (the "Servicing Agreement") between the Purchaser, the Servicer and Harris Trust and Savings Bank; and

     WHEREAS, the Purchaser desires to have the Custodian take possession of the Legal File for each Receivable, along with certain other documents specified herein, and to perform certain procedures in connection therewith.

     NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

     Section 1. Definitions. Initially capitalized terms used herein and not defined herein shall have the meanings given them in the Purchase Agreement and/or the Servicing Agreement, as applicable, copies of both of which has been delivered to the Custodian.

     Section 2. Delivery of Documents. (a) The Seller has delivered and released, or will cause to be delivered and released, to the Custodian the documents identified in this Section 2



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pertaining to each of the Receivables identified on a Schedule of Receivables
(the "Schedule of Receivables").

     Prior to the Closing Date (the "Delivery Date"), the Seller shall deliver or shall cause to be delivered to the Custodian and Purchaser a preliminary Schedule of Receivables and each of the following with respect to the Receivables identified in such Schedule of Receivables, in form and content acceptable to the Purchaser:

           (i) the fully executed original of the Receivable with executed assignment from the related Dealer to Seller and any intervening assignments; and

           (ii) a fully executed assignment in blank from Seller.

     All Receivable documents held by the Custodian as to each Receivable under any provision of this Agreement are referred to herein as the "Legal File."
The Seller shall also cause each Schedule of Receivables to be delivered via electronic transmission to the Custodian in a format acceptable to the Custodian on the same day that such Schedule of Receivables is delivered to the Custodian in accordance with this Section.

     (b)  In addition to the documents delivered to the Custodian pursuant to
Section 2(a) hereof, prior to the Closing Date the Seller shall deliver or cause to be delivered to the Custodian the following: (i) a notification of sale by Seller in the form attached hereto as Exhibit A ("Notification of Sale") and (ii) an original executed Consent with respect to the Receivables (the "Consent"), in form and substance acceptable to the Custodian and the Purchaser and copies of any partial release UCC-3 financing statements executed in connection therewith by LaSalle National Bank, as Agent for the Lenders identified in that certain Fourth Amended and Restated Loan and Security Agreement dated as of February 28, 1996 (the "Loan Agreement") among the Purchaser, such Lenders and such Agent.

     (c) From time to time, the Purchaser may submit additional documents for one or more of the Receivables in custody of the Custodian, attached to a document transmittal log. Upon receipt of





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these additional documents, the Custodian shall update the appropriate Legal
File to reflect the receipt of (i) supplementation or replacement of any of the documents in the Legal File and (ii) the delivery of additional documents, assignments, instruments, agreements, certificates or other writings and additional financing statements, which are necessary to effect the sale or transfer of the Receivable.

     Section 3. Custody of Files. (a) The Custodian shall segregate and maintain continuous custody of all documents constituting the Legal File received by it in secure and fire resistant facilities in accordance with customary standards for such custody. Prior to receipt by the Seller of the purchase price for the Receivables (the "Purchase Price") from the Purchaser, the Custodian shall hold the related Legal Files on behalf of the Seller. Upon receipt from the Purchaser of the Purchase Price by the Seller, the Custodian shall automatically cease to hold the related Legal Files in its capacity as custodian for the Seller or any Person other than the Purchaser or its assigns but shall instead hold such documents as bailee, as that term is used in
Section 9-305 of the Uniform Commercial Code (the "UCC"), for the Purchaser pursuant to, and in accordance with, this Agreement. During the term of this Agreement and after the Purchaser has paid the related Purchase Price, the Custodian shall retain custody of the Legal Files on behalf of the Purchaser until it is directed in writing by the Purchaser to release any or all of such Legal Files.

     (b) The Custodian is hereby authorized, upon receipt of a written request and receipt provided by the Servicer or its designee, the Purchaser or the Purchaser's designee, as the case may be, in the form attached as Exhibit B hereto (a "Request for Release"), to release to the Servicer or its designee, the Purchaser or the Purchaser's designee, as the case may be, the Legal File or certain documents therefrom specified in the Request for Release; provided that the Purchaser must consent in writing (x) for any release to the Servicer that would relate to more than 25 Receivables and (y) for any release to the Servicer in connection with the liquidation of a Receivable. Subsequent to the payment of the Purchase Price, all Documents so released shall be held in trust for the benefit of the Purchaser. Unless the Legal File is released because the related Receivable was paid in full,





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repurchased or liquidated, the Servicer or its designee or the Purchaser or its designee shall return any documents so released promptly after the need for such Person's possession of such documents no longer exists.

     (c) Upon the repurchase of any Receivable pursuant to the Purchase Agreement or the Servicing Agreement or the payment in full of any Receivable, which shall be evidenced by the delivery to the Custodian of a Request for Release that also certifies the payment in full of such Receivable, the Custodian shall release the related Legal File to the Person specified in such Request for Release.

     Section 4. Certification of Receipt by Custodian. (a) The Custodian shall promptly review each document in the Legal Files delivered to it hereunder and, subject to Section 22(c) hereof, ascertain that all documents required to be delivered to it pursuant to Section 2 hereof in respect of each Receivable are in its possession and shall deliver to the Purchaser on the Closing Date a certificate (the "Custodial Certificate"), in the form of Exhibit C attached hereto, as to each Receivable listed in the Schedule of Receivables, that (i) lists the Legal Files reviewed and any exceptions to the foregoing; (ii) states that the documents set forth in Section 2(a) have been reviewed by it and appear regular on their face; (iii) states that it has compared the following items set forth in each Legal File to the information contained in the Schedule of Receivables and found no exceptions other than as listed in the Custodial Certificate: account number; Obligor name; make, model and model year; Amount Financed; (iv) states that the signature block of the Receivable contains an ink signature; (v) states that the Legal File contains a chain of original and any intervening assignments of the Receivable and the lien on the related Financed Vehicle from Dealer to Seller and Seller to blank;
(vi) states that all documents required to be delivered to it pursuant to
Section 2(a) hereof are in its possession; (vii) states that an original executed Notification of Sale by Seller has been received by the Custodian and
(viii) states that an original executed Consent and copies of any partial release UCC-3 financing statements executed in connection therewith have been received by the Custodian. Any exceptions to any of the





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foregoing shall be noted on an exception report to accompany the Custodial
Certificate.

     (b) The Purchaser may designate any Person as the recipient of each Custodial Certificate, Notice of Beneficial Ownership (as defined below) or Custodian Confirmation Certificate (as defined below) of Custodian reflecting the interest of the Purchaser. Such designation shall be made (or may be changed) by the Purchaser in writing.

     Section 5. Unfunded Receivables. (a) If a Receivable is not purchased by the Purchaser because of a defect in the related Legal File, or if the Purchaser gives written notice to the Custodian that it will not be purchasing a specific contract for any other reason, the Custodian will return the Legal File relating to the Receivable to the Seller (or such other person that the Seller shall indicate in writing) at the written direction of the Seller within two Business Days of such Closing Date, unless otherwise instructed in writing by the Seller.

     (b) If the Purchaser gives written notice to the Custodian that it will not be purchasing all of the Receivables that it is scheduled to purchase on the Closing Date, then the Custodian shall maintain custody of the Legal Files relating to those Receivables not purchased until the Custodian receives a written direction from the Seller instructing the Custodian to return such Legal Files to the Seller. Upon receiving such written direction from the Seller, the Custodian shall return such Legal Files to the Seller (or such other Person that the Seller shall indicate in writing) within two Business Days of receiving such direction.

     Section 6.  [Reserved.]

     Section 7. Attachment of Legal Files. In the event the Seller, the Purchaser, or the Custodian shall be served by a third party with any type of levy, attachment, writ or garnishment with respect to any Receivable, or in the event a third party shall institute any court proceeding by which any document in the Legal File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party which received such service shall immediately deliver or cause to be delivered to





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the other parties hereto copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all documents in the Legal File received by it pursuant to the provisions of this Agreement pending an order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of documents in the Legal File held by it as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement. Expenses of the Custodian incurred as a result of the attachment of any documents in the Legal File shall be borne directly by either (i) the Seller if such expenses relate to a breach of the terms and conditions of the Purchase Agreement or any action that arose prior to such sale or (ii) the Purchaser in all other cases.

     Section 8. Transfers of Beneficial Ownership Interest to Third Persons. The Custodian acknowledges that the Purchaser may, but need not, transfer all or part of its beneficial ownership interest in any or all Receivables as collateral for a loan, pursuant to a repurchase transaction, or to a third-party custodian pursuant to a repurchase transaction, or in a sale. The Purchaser shall deliver to the Custodian the Notice to Custodian (as defined below) at least twenty-four hours prior to any such transfer, which written notice will provide that the Purchaser will transfer all or part of its beneficial ownership interest in the Receivables identified on a schedule to such notice (the "Notice Schedule") to a third person as well as the Custodial Certificate relating to such Receivables, endorsed for transfer. Within twenty-four (24) hours of receipt by the Custodian of such written notice, or on the Transfer Date (as defined below), whichever is later, the Custodian shall promptly (i) acknowledge by letter in the form of Exhibit D attached hereto (a "Notice of Beneficial Ownership") to such third person that it is holding the Receivables identified in the related Notice Schedule solely and exclusively as the custodian for such third person and (ii) deliver to the Purchaser or its designee a Certificate in the form of Exhibit E hereto (a "Custodian Confirmation Certificate") indicating the Receivables, if any, held pursuant to the aforementioned endorsed Custodial Certificate that shall be retained by the Purchaser; provided, however, that the Custodian shall not be required to deliver the Notice of Beneficial





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Ownership or Custodian Confirmation Certificate until the Custodian has received from the Purchaser appropriate schedules to be attached to the Notice of Beneficial Ownership and the Custodian Confirmation Certificate. The notice sent by the Purchaser to the Custodian shall be in substantially the form of Exhibit F attached hereto (a "Notice to Custodian") and shall specify (i) the name of the third person, (ii) the address of the third person which may be an address in care of the Purchaser, (iii) the Notice Schedule and (iv) the effective date of transfer (the "Transfer Date"). Upon receipt of a Notice to Custodian from the Purchaser, the Custodian shall (a) retain possession and custody of the Legal File with respect to the Receivables in the Notice Schedule as bailee (as that term is used in Section 9-305 of the UCC) of and custodian for such third person, and (b) make appropriate notations in the Custodian's books and records reflecting that the Receivables identified in the Notice Schedule are owned by such third person.

     Subsequent transfers of beneficial ownership interests in the Receivables, identified in the Notice Schedule by a predecessor third person, shall be effected by delivery from such predecessor third person of a Notice to Custodian specifying the subsequent third person to whom such Receivables have been transferred, such subsequent third person's address and the Notice
Schedule identifying such transferred Receivables. Upon receipt of such Notice to Custodian, the Custodian shall (a) promptly deliver a Notice of Beneficial Ownership to the subsequent third person designated in the Notice to Custodian received from the predecessor third person that it is acting solely and exclusively as bailee (as that term is used in Section 9-305 of the UCC) of and custodian for such subsequent third person, (b) make appropriate notations in the Custodian's books and records reflecting that the Receivables identified in the Notice Schedule are owned by such subsequent third person and (c) deliver to such predecessor third person a Custodian Confirmation Certificate reflecting such transfer.

     The Custodian shall segregate and maintain continuous custody of such Legal Files for the benefit of the third person to whom it has sent the Notice of Beneficial Ownership and shall accept instructions from no other person with respect to such Legal Files for so long as such third person has an interest in such Receivables and until and unless otherwise instructed by such third





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person.  The Purchaser shall remain primarily liable for all of the Purchaser's obligations with respect to such transferred Legal Files until the transferee assumes the liabilities of the Purchaser hereunder, including those set forth in Sections 9 and 22 hereof.

     Section 9. Custodian Fees and Expenses; Successor Custodian. (a) As compensation for its services hereunder, the Custodian shall be entitled to receive its fees as set forth on that certain fee schedule addressed to the Seller and dated May 23, 1997. The Custodian shall also be entitled to recover out-of-pocket expenses (including, without limitation, legal fees and expenses) and reasonable additional fees in connection with any further Receivable review conducted in connection with or resulting from an assignment made by the Purchaser under Section 17 of this Agreement. After payment of the Purchase Price, the Seller shall not have any right or privilege to instruct the Custodian with respect to the Legal Files.

     (b) The Custodian or any successor Custodian may resign at any time by giving 30 days' written notice to the Servicer and the Purchaser. Such resignation shall take effect upon the appointment of a successor Custodian by the Purchaser, which successor Custodian shall be a bank or trust company acceptable to the Purchaser; provided, however, in the event a successor Custodian is not appointed within 60 days of such notice of resignation, the Custodian may petition a court of competent jurisdiction for the appointment of a successor Custodian.

     (c) The Purchaser may at any time remove and discharge the Custodian or any successor Custodian thereafter appointed from the performance of its duties under this Agreement by written notice from the Purchaser to the Custodian or the successor Custodian, as applicable, with copies to the Servicer. Such removal shall take effect upon the appointment of a successor Custodian by the Purchaser; provided, however, in the event a successor Custodian is not appointed within 60 days of such notice of resignation, the Custodian may petition a court of competent jurisdiction for the appointment of a successor Custodian.

     (d) In connection with the appointment of a successor Custodian pursuant to paragraphs (b) or (c) above, the Custodian





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agrees to deliver all Legal Files to such successor Custodian, provide a copy of its records relating to the Receivables to such successor Custodian, and otherwise cooperate with the appointment of such successor Custodian. The Custodian shall not be liable for any acts or omissions of a successor Custodian.

     Section 10. Access to Documents. Upon reasonable prior written notice to the Custodian, the Purchaser and their agents, accountants, attorneys, auditors and potential or actual transferees under Section 8 hereof will be permitted, at their own expense, during normal business hours to examine and copy the Legal Files, documents, records and other papers in possession of or under the control of the Custodian relating to any or all of the Receivables. Upon the reasonable request of the Purchaser, the Custodian shall provide the Purchaser with copies of the documents relating to any of the Receivables at the Purchaser's sole cost and expense.

     Section 11. Errors and Omission and Fidelity Insurance. The Custodian shall, at its own expense, maintain at all times during the existence of this Agreement (1) a fidelity bond, (2) theft of documents insurance, (3) forgery insurance and (4) errors and omissions insurance; provided that the parties hereto understand and acknowledge that the Custodian may maintain the foregoing insurance by self-insuring or insuring through an Affiliate. All such insurance shall be with standard coverage and subject to deductibles as is customary for insurance typically maintained by money center banks which act as custodians.

     Section 12. Representations and Warranties of the Custodian. The Custodian hereby represents and warrants to, and covenants with, the Seller, the Servicer and the Purchaser that, as of the date hereof:

           (a) The Custodian is an Illinois banking corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has the power and authority to own its assets and to transact the business in which it is presently engaged.






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           (b)  The Custodian has the full power and authority to hold each
      Receivable, as Custodian, and has the full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Custodian, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

           (c) The consummation of the transactions contemplated hereby, and the fulfillment of the terms hereof and thereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of association, or by-laws of the Custodian, or any indenture, agreement, or other instrument to which the Custodian is a party or by which it shall be bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument, nor violate any law or any order, rule, or regulation applicable to the Custodian of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Custodian or its properties.

           (d) All approvals, licenses, authorizations, consents, orders or other actions or registrations with any person or any governmental body or official required to be obtained on or prior to the date hereof in connection with the execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof have been obtained.





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     Section 13.  Security Interest.  If, pursuant to the Purchase Agreement, the sale or purchase of the Receivables is deemed to be a loan or a transaction other than a sale or purchase of the Receivables, and, as a result, the Seller is deemed to have granted a security interest to the Purchaser in and to the Receivables, and proceeds thereof, then the Notification of Sale by Seller in respect of the Receivables delivered hereunder shall be deemed to be a notification of pledge by the Seller, as pledgor, to the Purchaser, as pledgee, and the books and records of the Custodian and the provisions of this Agreement shall be deemed to have been amended, mutatis mutandis, to reflect the foregoing.

     Section 14. No Adverse Interests. By its acceptance of each Legal File, the Custodian covenants and warrants to the Purchaser that: (a) upon receipt of the Consent, the Custodian (in such capacity) holds no adverse interests, by way of security or otherwise, in the related Receivable and (b) the Custodian (in such capacity) hereby waives and releases any such interest in such Receivable which it has or which it may thereafter acquire prior to the time of release of such Receivable from the terms of this Agreement.

     Section 15. Amendments. This Agreement may be amended from time to time only by written agreement of the parties hereto.

     Section 16. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

     Section 17. Assignment. This Agreement shall bind the parties hereto and their respective successors. This Agreement may not be assigned by the Seller, the Servicer or the Custodian without the prior written consent of the Purchaser but may be assigned by the Purchaser without any consent, notice or approval to or by the other party hereto.

     Section 18. Effect of Invalidity of Provisions. In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions






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contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

     Section 19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 20.  [Reserved.]

     Section 21. Notices. Any notices, consents, directions and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered at, mailed by overnight express and sent to, or telecopied to the respective addresses or facsimile numbers, as the case may be, of the parties hereto set forth on the signature page hereof or to such other address or number as any party shall give in a notice to the other parties pursuant to this Section.

     Section 22. Limitation of Liability; Indemnification. (a) The Custodian undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by the Purchaser and the Seller that there are no implied duties or obligations under this Agreement. Neither the Custodian nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages which result from the negligence or willful misconduct of it or them.

     (b) Except as described in the following sentence, the Purchaser agrees to indemnify and hold the Custodian, its officers, directors, employees and agents harmless against any and all losses, liabilities, damages, fees (including, without limitation, reasonable attorneys' fees and expenses), costs and expenses that may be imposed or incurred by or assessed against it or them, in the absence of its or their negligence or willful misconduct that in any way relates to or arises out of the services performed by it or them under this Agreement, the Purchase Agreement or the Servicing Agreement or any action taken or not taken by it or them in accordance with this Agreement, the Purchase Agreement or the Servicing Agreement. In the event of an attachment of a Legal





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File, the party hereto served as described in Section 7 hereof shall indemnify the Custodian as provided for in the preceding sentence with respect to any and all costs and expenses incurred by the Custodian caused by such attachment.

     (c) Subject to Section 4 hereof, the Custodian makes no warranty or representation and shall have no responsibility as to the completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Receivables and the Legal Files and will not be required to and will not make any representations as to the validity or value of any of the Receivables and the Legal Files. Subject to Section 4 hereof, the Custodian makes no warranty or representation and shall have no responsibility (i) as to whether a Receivable has been originally executed and (ii) as to whether any such signature has been duly authorized.

     (d) Except as otherwise provided in Section 22(a) hereof, the Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything which it may do or refrain from doing in connection herewith.

     (e) The Custodian may rely on and shall be protected in acting in good faith upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and which in good faith it believes to be genuine and which has been signed by the proper party or parties. The Custodian may rely on and shall be protected in acting in good faith upon the written instructions of any designated officer of the Seller, to the extent the Seller is expressly permitted herein to give instructions, the Servicer or the Purchaser.

     (f) The Custodian may at its own expense consult counsel satisfactory to it and the advice and opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of such counsel.

     (g) The Custodian shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or






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powers, if the Custodian believes that repayment of such funds (repaid in accordance with the terms of this Agreement) or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 23. Merger, Conversion, Consolidation or Succession to Business of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     Section 24. Termination. This Agreement shall terminate upon the receipt of written notice from the Purchaser to the Custodian of its intent to terminate this Agreement. Upon such termination, the Custodian shall promptly transfer the Legal Files as directed by the Purchaser in such written notice. Termination of the Custodian's obligations hereunder shall not in any event be effective until the Legal Files are delivered as so directed. Notwithstanding any such termination, the indemnity obligations and the representations and warranties made hereunder shall survive the termination of this Agreement.

     Section 25. Construction. The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Sections and Exhibits in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement. In this Agreement, the singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.





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     IN WITNESS WHEREOF, the Seller, the Purchaser, the Servicer and the
Custodian have caused this Agreement to be duly executed as of the date and year first above written.


                                   GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                   INC., as Purchaser


                                   By:
                                         -------------------------
                                      Name:
                                      Title:


                                      Address:   600 Steamboat Road
                                                 Greenwich, CT 06830
                                      Telephone: (203) 622-5620
                                      Facsimile: (203) 629-8363


                                   FIRST MERCHANTS ACCEPTANCE CORPORATION,
                                      as Seller


                                   By:
                                         -------------------------
                                      Name:
                                      Title:

                                      Address:   570 Lake Cook Road
                                                 Suite 126
                                                 Deerfield, IL 60015
                                      Telephone: (847) 948-9300
                                      Facsimile: (847) 948-9303


                                   FIRST MERCHANTS ACCEPTANCE CORPORATION,
                                        as Servicer


                                   By:
                                         -------------------------
                                      Name:
                                      Title:

                                      Address:  570 Lake Cook Road
                                                Suite 126

                                            Deerfield, IL 60015
                                      Telephone: (847) 948-9300
                                      Facsimile: (847) 948-9303

                              HARRIS TRUST AND SAVINGS BANK, as
                               Custodian


                                By:
                                     ----------------------
                                     Name:
                                     Title:


                                     Address:   311 West Monroe Street
                                                12th Floor
                                                Chicago, IL 60606
                                     Attention: Indenture Trust Division
                                     Telephone: (312) 461-6030
                                     Facsimile: (312) 461-3525

                                                                       EXHIBIT A

                         NOTIFICATION OF SALE BY SELLER



      To:  Greenwich Capital Financial       Harris Trust and Savings Bank
            Products, Inc.                   311 West Monroe Street
           600 Steamboat Road                12th Floor
           Greenwich, Connecticut 06830      Chicago, IL 60606
           Attention:                        Attention: Indenture Trust
                                              Division



     The undersigned (the "Seller") hereby notifies you that certain of the Receivable documents (collectively, the "Legal File") relating to the Receivables specified in the attached Schedule of Receivables (the "Receivables") which are required to be delivered to Harris Trust and Savings Bank, as custodian and paying agent (the "Custodian"), under the Custodian Agreement (defined below) have been deposited by us with the Custodian pursuant to a Receivables Purchase Agreement (the "Agreement") dated as of June 17, 1997, between the Seller and Greenwich Capital Financial Products, Inc. (the "Purchaser"), are now and hereafter to be held by the Custodian pursuant to the provisions of a Custodian Agreement, dated as of June 17, 1997, among the Seller, the Purchaser, the Servicer identified therein and the Custodian (the "Custodian Agreement") until released or transferred as provided therein. The Seller further certifies to the Purchaser and the Custodian that all conditions precedent to the delivery of the Receivables under the Agreement have been met and that the representations and warranties with respect to the Receivables set forth in the Agreement are true and correct as if made on and as of the date hereof.

     A sale of the Receivables has been made to the Purchaser pursuant to the Agreement. The Consent releasing the liens identified therein has been executed and delivered to us with respect to the Receivables and is being sent to you simultaneously herewith. The Custodian is hereby instructed to enter the Purchaser's name and address in its records as the owner of such Receivables and to promptly provide to the Purchaser an acknowledgment thereof by signing in the space provided below and delivering an original hereof to the Purchaser at the above address. Such acknowledgment will serve to confirm that such Receivables and this Notification of Sale by Seller have been duly received by the Custodian and that (i) such Receivables and the documents set forth in Section 2 of the Custodian Agreement have been reviewed by the Custodian and duly accepted for deposit by the Custodian and (ii) such Receivables are being held by the Custodian as bailee, as that term is used in Section 9-305 of the UCC, for the Purchaser (in its capacity as owner thereof).

     In the event any such sale is deemed to be other than a sale of the Receivables then, in accordance with the Agreement and the Custodian Agreement, delivery of this Notification of Sale by Seller shall be deemed to be delivery of a notification of pledge by the Seller, as pledgor, to the Purchaser, as pledgee, and the provisions hereof shall be deemed to have been amended, mutatis mutandis, to reflect such pledge.

                                     FIRST MERCHANTS ACCEPTANCE
                                   CORPORATION



                                     By
                                        -----------------------
                                     Name:
                                     Title:
                                     Date:


ACKNOWLEDGED:

HARRIS TRUST AND SAVINGS BANK,
     as Custodian

By
  ----------------------------
     Name:
     Title:
     Date:

                                                                       EXHIBIT B



                  REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS


           To:  Harris Trust and Savings Bank, as Custodian
                311 West Monroe Street, 12th Floor
                Chicago, IL 60606
                Attention: Indenture Trust Division

           Re:  CUSTODIAN AGREEMENT dated as of June 17, 1997, among
                    GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("GCFP"),
                         FIRST MERCHANTS ACCEPTANCE CORPORATION,
                                        and
                            HARRIS TRUST AND SAVINGS BANK,
                                       as Custodian



Ladies and Gentlemen:

     In connection with the administration of the Receivables held by you as the Custodian for GCFP, we request the release, and acknowledge receipt, of the (Legal File/specify documents) for the Receivable described below, for the reason indicated. Terms not otherwise defined herein are used as defined in the above-referenced Custodian Agreement.

Obligor's Name, Address & Zip Code:

Receivable Number:

Reason for Requesting Documents (check one or more)

     1. Receivable Paid in Full (1)
-----
     2. Receivable Repurchased  (1)
-----
     3. Receivable Liquidated   (1)
-----

--------------------
(1) If this box is checked, the undersigned also represents and warrants that the related receivable has been paid in full to the Purchaser.

     4. Receivable in Repossession
-----
     5. Other (explain)
-----

If item 1, 2 or 3 above is checked, and if all or part of the Legal File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Receivable.

If item 4 or 5 above is checked, upon our return of the above document(s) to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                           ------------------------------

                                           By
                                              ---------------------------
                                              Name:
                                                    ---------------------
                                              Title:
                                                    ---------------------
                                              Date:
                                                    ---------------------

DOCUMENTS RETURNED TO THE CUSTODIAN:

HARRIS TRUST AND SAVINGS BANK, as Custodian

By
   ----------------------------------------

     Name:
          ---------------------------------
     Title:
           --------------------------------
     Date:
           --------------------------------

[only required if release made in connection with a liquidation:
CONSENTED TO BY:

GREENWICH CAPITAL FINANCIAL PRODUCTS,
INC., as Purchaser


By:
    -----------------------------
     Name:
     Title:]

                                                                       EXHIBIT C



                             CUSTODIAL CERTIFICATE

                                     [Date]


                                                  Pool No._________________
                                                  Amount Financed:__________

Attention:

GREENWICH CAPITAL FINANCIAL
     PRODUCTS, INC.
600 Steamboat Road
Greenwich, Connecticut 06830

           Re:  CUSTODIAN AGREEMENT, dated as of June 17, 1997 among
         GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (the "Purchaser"),
                    FIRST MERCHANTS ACCEPTANCE CORPORATION,
                                      and
                         HARRIS TRUST AND SAVINGS BANK,
                                  as Custodian

Ladies and Gentlemen:

     In accordance with the provisions of Section 4 of the above-referenced Custodian Agreement, the undersigned, as Custodian, hereby certifies, subject to any exceptions noted on an accompanying exception report, that, as to each Receivable listed in the Schedule of Receivables attached hereto, it has reviewed the Legal File and has determined that (i) all documents required to be delivered to it pursuant to Section 2(a) of the Custodian Agreement are in the Custodian's possession; (ii) the documents set forth in Section 2(a) have been reviewed by it and appear regular on their face; (iii) it has compared the following items set forth in each Legal File to the information contained in the Schedule of Receivables and found no exceptions other than as listed in this Custodial Certificate: account number; Obligor name; make, model and model year; Amount Financed; (iv) the signature block of the Receivable contains a manual ink signature;

(v) the Legal File contains a chain of original and any intervening assignments of the Receivable and the lien on the related Financed Vehicle from Dealer to Seller and Seller to blank; (vi) it has received an original executed Notification of Sale by Seller in the form attached to the Custodian Agreement as Exhibit A; and (vii) it has received an original executed Consent and copies of the partial release UCC-3 financing statements executed in connection therewith. Terms not otherwise defined herein are used as defined in the above-referenced Custodian Agreement.

     The Custodian hereby confirms it is holding such Receivables as bailee and custodian exclusively for the Purchaser pursuant to the above-referenced Custodian Agreement.

     This Custodial Certificate is not divisible or negotiable. However, you or an affiliate may transfer this Custodial Certificate by special endorsement as collateral for a loan or pursuant to a repurchase transaction or to a third-party Custodian pursuant to a repurchase transaction. Any party that takes this Custodial Certificate from you or your affiliate by special endorsement may only transfer it by a second endorsement in your or your affiliate's favor.

     The Custodian will accept and act on instructions with respect to the Receivables subject hereto upon surrender of this Custodial Certificate at its office at 311 West Monroe Street, Lower Level B2 Vault, Chicago, Il 60603,
Attention: Diane Moser.

                               HARRIS TRUST AND SAVINGS BANK, as
                                  Custodian


                               By
                                  -------------------------------
                                   Name:
                                   Title:

     [Greenwich Capital Financial Products, Inc., by its signature below, hereby transfers those Receivables set forth on the Notice Schedule attached
hereto to                                     .]
         ------------------------------------

[GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By
  -------------------------------
     Name:
     Title:]

                            SCHEDULE OF RECEIVABLES

                                                                       EXHIBIT D



                         NOTICE OF BENEFICIAL OWNERSHIP


To:
cc: Greenwich Capital Financial Products, Inc.
From:
Date:

     The undersigned hereby acknowledges that as of___________ it is in possession of each Legal File with respect to the Receivables identified in the Notice Schedule attached to the Notice to the Custodian, dated [date] from [transferor] (a copy of which Notice is attached hereto) and it is holding such Legal Files as bailee of and custodian for [transferee] subject to the terms of the Custodian Agreement, dated as of June 17, 1997 (the "Custodian Agreement"), among Greenwich Capital Financial Products, Inc., First Merchants Acceptance Corporation and Harris Trust and Savings Bank. The undersigned will act solely on the instructions of [transferee] with respect to such Receivables.

     No person or entity other than [transferee] may rely or shall be entitled to rely on this acknowledgment.

                              HARRIS TRUST AND SAVINGS BANK, as Custodian



                              By
                                 ---------------------------------
                                   Name:
                                   Title:

     The undersigned, the transferee of certain Receivables from [transferor] hereby agrees that it is holding such Receivables subject to the terms and conditions set forth in the Custodian Agreement.

                                 [Transferee]

                                    By
                                       ----------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT E



                       CUSTODIAN CONFIRMATION CERTIFICATE

To:
From:
Date:

     The undersigned hereby confirms that as of ______________it is in possession of each Legal File with respect to the Receivables identified on Schedule A hereto and that it is holding such Legal Files as bailee of and custodian for _______________, subject to the terms of the Custodian Agreement, dated as of June 17, 1997, among Greenwich Capital Financial Products, Inc., First Merchants Acceptance Corporation and Harris Trust and Savings Bank.


                                         HARRIS TRUST AND SAVINGS BANK, as
                                           Custodian



                                         By
                                            --------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT F



                            NOTICE TO THE CUSTODIAN

To:
From:
Date:

     You are hereby notified that the undersigned has assigned its right, title and interest in and to the Receivables and the Legal Files related thereto identified in the Schedule attached hereto (the "Notice Schedule") to [transferee's name and address] and the undersigned hereby releases all right, title and interest in and to such Receivables as of _____________________.
You are hereby instructed to hold such Receivables and Legal Files pursuant to the terms of the Custodian Agreement, dated as of June 17, 1997 among Greenwich Capital Financial Products, Inc., First Merchants Acceptance Corporation and Harris Trust and Savings Bank for the sole and exclusive benefit of [name of transferee] until instructed otherwise by [the transferee].



                                By
                                   ---------------------------
                                    Name:
                                    Title:






                                     F-1